Goldman Sachs Funds

JAPANESE EQUITY FUND

Annual Report August 31, 2000

Capital growth potential

through a diversified

portfolio of Japanese stocks

GOLDMAN SACHS JAPANESE EQUITY FUND

Market Overview

Dear Shareholder:

After generating exceptionally strong returns in 1999, the Japanese stock market has faltered this year, largely due to the correction in technology issues.

      Market Review: Japanese Equities Decline — In our last report to shareholders in March 2000, we described a stock market that was highly “polarized.” At that time, only a handful of large-cap, high-growth stocks in technology related areas were making a significant contribution to the rise in the market. As such, we expressed concern that any change in market sentiment toward these stocks, whose valuations were already stretched after a year of substantial outperformance, could be detrimental to the market at large. Six months later, we see that our concerns were well justified. During the last six months, Japanese equities have fallen sharply. The decline was led by large-cap growth stocks in the information technology (IT) sectors.
      Improving Corporate Fundamentals — Despite the recent weakness in the stock market, corporate results have confirmed improving fundamentals. No n-financials’ pretax profits have oftentimes comfortably beaten the street forecasts. In addition, restructuring plans by companies in a variety of industries are contributing to strong earnings, in spite of continued contraction in revenues.
      Market Outlook: Cautious Optimism — After weak performance thus far in 2000, market valuations have now come down to fairly reasonable levels. Current price-to-earnings are now hovering at 40 times, versus 60 times at the end of last year. In addition, corporate earnings are expected to continue their upward trend during the next two years. A potential risk to stocks includes the possibility that government authorities will continue to raise interest rates after terminating the zero interest rate policy this summer. Another factor that needs close monitoring is the U.S. stock market. If U.S. stocks remain volatile, investors’ sentiment in the Japanese market will also likely be negatively affected.

      As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

      Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management
September 15, 2000

GOLDMAN SACHS JAPANESE EQUITY FUND

Fund Basics

as of August 31, 2000

PERFORMANCE REVIEW

	Fund Total Return	TOPIX
August 31, 1999–August 31, 2000	(without sales charge)[1]	(USD)[2]

Class A	8.47%	6.35%
Class B	8.12	6.35
Class C	7.82	6.35
Institutional	9.14	6.35
Service	8.65	6.35

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The Tokyo Price Index (TOPIX) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the unmanaged Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	27.07%	28.46%	32.65%	35.33%	34.69%
Since inception	29.91	31.70	32.78	34.16	33.35
(5/1/98)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/00

Holding	% of Total Net Assets	Line of Business

NTT Mobile Communications Network, Inc.	6.5%	Telecommunications
Canon, Inc.	2.6	Computer Hardware
Advantest Corp.	2.5	Electronics Equipment
Rohm Co.	2.4	Electronics Equipment
Nippon Telephone & Telegraph Corp.	2.2	Telecommunications
NEC Corp.	2.2	Computer Hardware
Mitsui Mining & Smelting	2.1	Mining
Mineba Co.	2.1	Electronics Equipment
Takeda Chemical Industries Ltd.	2.0	Drugs
Sony Corp.	2.0	Electrical Equipment

The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS JAPANESE EQUITY FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Japanese Equity Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 8.47%, 8.12%, 7.82%, 9.14%, and 8.65%, respectively. These figures compare favorably to the 6.35% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (TOPIX). The Fund’s relative outperformance was largely due to positive stock selection.

Sector Allocation

As of August 31, 2000, the Fund held large positions in the Electronics Machinery,

Telecommunications, and Computer Hardware sectors. It is important to note that the Fund’s sector weightings are the result of our bottom-up stock selection process, rather than sector-based decisions.

Portfolio Highlights

  NGK Insulators Ltd. — NGK is a major manufacturer of ceramic honeycomb for exhaust emission control. We believe the company is well positioned to benefit from tighter worldwide regulations on automotive exhaust emission. It also announced a long-overdue restructuring plan for its insulators division.
  Mitsui Mining and Smelting —Mitsui has successfully changed its business focus from a low-margin smelting operation to a value-added electronics materials producer. For example, its products now include copper foil that is used for printed circuit boards. The company also commands the highest market share in LCD materials, which is strongly driving the its earnings growth.
  Canon, Inc. —Canon is one of the leading imaging equipment makers in the world. Its business model is very credible, with recurring revenues being produced by a growing base of printers and copiers. The firm’s management team has also done a respectable job in terms of restructuring its balance sheet by reducing working capital and generating substantial free cash flow.

GOLDMAN SACHS JAPANESE EQUITY FUND

Outlook

Looking ahead, we are cautiously optimistic about the market. In addition to gradual progress in the macroeconomic picture, corporate earnings continue to show firm improvement. Many companies are pre-announcing financial results that are pointing to better than expected profits. We believe this stronger earnings outlook will likely result in a firmer stock market. However, in the near-term, we could see strains on the market, as many Japanese companies sell their equity holdings to lighten their balance sheets before new accounting changes are instituted.

We appreciate your continued support and look forward to reporting on the Fund’s progress in the future.

Goldman Sachs Japanese Equity Team

Tokyo

September 15, 2000

GOLDMAN SACHS JAPANESE EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS JAPANESE EQUITY FUND

Performance Summary
August 31, 2000

The following graph shows the value, as of August 31, 2000, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Japanese Equity Fund. For comparative purposes, the performance of the Fund’s benchmark (the Tokyo Price Index (“Topix”)), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Japanese Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 2000.

Average Annual Total Return through August 31, 2000 (a)	Since Inception	One Year

Class A
Excluding sales charges	27.38%	8.47%
Including sales charges	24.35%	2.48%

Class B
Excluding contingent deferred sales charges	26.87%	8.12%
Including contingent deferred sales charges	25.82%	2.71%

Class C
Excluding contingent deferred sales charges	26.80%	7.82%
Including contingent deferred sales charges	26.80%	6.74%

Institutional Class	28.15%	9.14%

Service Class	27.42%	8.65%

(a)	Commencement date of operations was May 1, 1998 for all share classes.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments
August 31, 2000

Shares	Description	Value

Common Stocks – 96.3%

Japan – 96.3%
91,000	77 Bank Ltd. (Banks)	$ 708,204
8,000	ABLE, Inc. (Real Estate)	135,021
13,000	Advantest Corp. (Electronics Equipment)	2,651,196
8,700	Aiful Corp. (Financial Services)	750,492
303,000	Asahi Chemical Industry Co. Ltd. (Chemicals)	1,894,993
213,000	Asahi Glass Co. Ltd. (Building Materials)	1,991,196
51,000	Bridgestone Corp. (Auto)	659,916
62,000	Canon, Inc. (Computer Hardware)	2,772,996
176,000	Chiba Bank Ltd. (Banks)	719,512
135,000	Dai-Ichi Kangyo Bank Ltd. (Banks)	1,024,051
132,000	Daiwa Securities Group, Inc. (Financial Services)	1,646,132
147	DDI Corp. (Telecommunications)	1,157,806
172	East Japan Railway Co. (Railroads)	935,396
18,000	Eisai Co. Ltd. (Drugs)	543,460
12,600	FANUC Ltd. (Machinery)	1,370,464
48,000	Fuji Photo Film Ltd. (Leisure)	1,719,269
114,000	Fujitec Co. Ltd. (Construction)	1,047,539
51,000	Fujitsu Ltd. (Computer Hardware)	1,477,637
16,000	Honda Motor Co. Ltd. (Auto)	585,091
800	Ito En Ltd. (Food & Beverage)	59,259
174,000	Kanebo Ltd. * (Consumer Products)	512,293
128,000	Kaneka Corp. (Chemicals)	1,411,421
69,000	Kao Corp. (Consumer Products)	1,895,640
4,500	Keyence Corp. (Industrial Parts)	1,493,671
129,000	Kirin Brewery Ltd. (Food & Beverage)	1,415,190
85,000	Kokuyo Co. Ltd. (Specialty Retail)	1,467,276
9,200	Kyocera Corp. (Electronics Equipment)	1,642,457
13,900	Matsumotokyoshi (Specialty Retail)	1,251,196
127,000	Matsushita Electric Works Ltd. (Construction)	1,548,054
30,300	Meitec Corp. (Business Services)	1,400,647
176,000	Minebea Co. (Electronics Equipment)	2,277,356
53,600	Ministop Co. Ltd. (Specialty Retail)	1,191,111
67,000	Mitsui Marine & Fire (Insurance)	333,587
288,000	Mitsui Mining & Smelting (Mining)	2,281,857
11,000	Murata Manufacturing Co. Ltd. (Electronics Equipment)	1,684,295
82,000	NEC Corp. (Computer Hardware)	2,345,054
75,000	NGK Insulators Ltd. (Multi-Industrial)	1,030,239
18,000	Nihon Unisys Ltd. (Computer Hardware)	322,194
7,100	Nintendo Co. Ltd. (Entertainment)	1,227,604
103,000	Nippon Mining & Metals Co. Ltd. (Mining)	577,534
200	Nippon Telephone & Telegraph Corp. (Telecommunications)	2,381,622
259	NTT Mobile Communications Network, Inc. (Telecommunications)	6,848,383
111,000	Ricoh Co. Ltd. (Computer Hardware)	1,941,069
9,200	Rohm Co. (Electronics Equipment)	2,618,097
Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
9,500	Ryohin Keikaku Co. Ltd. (Specialty Retail)	$ 917,487
130,000	Sanwa Bank (Banks)	1,229,911
161,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	1,366,198
18,500	Sato Corp. (Electronics Equipment)	464,885
126,000	Sharp Corp. (Electrical Equipment)	2,007,257
34,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,670,511
41,000	Skylark Co. Ltd. (Restaurants)	1,499,297
6,600	SMC Corp. (Machinery)	1,169,620
19,600	Sony Corp. (Electrical Equipment)	2,186,967
106,000	Sumitomo Bakelite (Chemicals)	1,401,407
234,000	Sumitomo Corp. (Wholesale)	2,040,506
10,400	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	408,589
4,800	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	280,844
37,000	Takeda Chemical Industries Ltd. (Drugs)	2,189,123
14,800	Takefuji Corp. (Financial Services)	1,455,715
43,600	Terumo Corp. (Medical Products)	1,206,001
252,000	The Daiwa Bank Ltd. (Banks)	633,249
71,000	The Fuji Bank Ltd. (Banks)	539,906
75,000	The Nomura Securities Co. Ltd. (Financial Services)	1,754,571
97,000	The Sumitomo Marine & Fire Insurance Co. Ltd. (Insurance)	583,000
126,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	888,439
25,700	THK Co. Ltd. (Machinery)	1,214,515
6,500	Toho Co. (Leisure)	1,039,147
17,000	Tokyo Broadcasting System, Inc. (Media)	608,908
69,000	Tokyo Electric Power (Electrical Utilities)	1,543,038
61,500	Toppan Forms Co. Ltd. (Publishing)	1,300,352
38,000	Toyoda Machine Works Ltd. (Machinery)	344,547
49,000	Toyota Motor Corp. (Auto)	2,131,833
128,000	Tsubakimoto Chain Co. (Machinery)	516,081
31,000	Yamanouchi Pharmaceutical Co. Ltd. (Drugs)	1,534,740
60,000	York-Benimaru Co. Ltd. (Specialty Retail)	1,409,284
630	Yoshinoya D&C Co. Ltd. (Restaurants)	1,045,570

TOTAL COMMON STOCKS
(Cost $94,881,731)		$ 103,528,975

TOTAL INVESTMENTS
(Cost $94,881,731)		$ 103,528,975

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

As a % of total net assets

Common Stock Industry Classifications†

Auto	3.1%
Banks	5.3
Building Materials	1.8
Business Services	1.3
Chemicals	6.2
Computer Hardware	8.2
Construction	2.4
Consumer Products	2.2
Drugs	4.0
Electrical Equipment	5.2
Electrical Utilities	1.4
Electronics Equipment	10.5
Entertainment	1.1
Financial Services	5.2
Food & Beverage	1.4
Industrial Parts	1.4
Insurance	0.9
Leisure	2.6
Machinery	4.3
Media	0.6
Medical Products	1.1
Mining	2.7
Multi-Industrial	1.0
Publishing	1.2
Railroads	0.9
Real Estate	0.5
Restaurants	2.4
Specialty Retail	5.8
Telecommunications	9.7
Wholesale	1.9

TOTAL COMMON STOCK	96.3%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $94,881,731)	$103,528,975
Cash, at value	2,068,527
Receivables:
Fund shares sold	1,716,008
Investment securities sold, at value	845,913
Reimbursement from investment adviser	98,440
Dividends and interest, at value	41,737
Forward foreign currency exchange contracts, at value	17,180
Deferred organization expenses, net	8,334
Other assets	245

Total assets	108,325,359

Liabilities:

Payables:
Investment securities purchased, at value	511,018
Amounts owed to affiliates	138,153
Fund shares repurchased	74,498
Accrued expenses and other liabilities, at value	58,498

Total liabilities	782,167

Net Assets:

Paid-in capital	94,465,512
Accumulated net investment loss	(1,052,384)
Accumulated net realized gain on investment and foreign currency related transactions	5,471,371
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	8,658,693

NET ASSETS	$107,543,192

Net asset value, offering and redemption price per share: (a)
Class A	$15.77
Class B	$15.63
Class C	$15.58
Institutional	$15.96
Service	$15.83

Shares outstanding:
Class A	4,423,243
Class B	370,078
Class C	272,645
Institutional	1,739,909
Service	167

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	6,806,042

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $16.69. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Operations
For the Year Ended August 31, 2000

Investment income:

Dividends (a)	$ 426,376
Interest	113,496

Total income	539,872

Expenses:

Management fees	979,938
Distribution and Service fees (b)	396,755
Custodian fees	173,141
Transfer Agent fees (c)	141,640
Registration fees	73,024
Professional fees	43,905
Trustee fees	8,900
Amortization of deferred organization expenses	3,030
Other	105,419

Total expenses	1,925,752

Less — expense reductions	(356,497)

Net expenses	1,569,255

NET INVESTMENT LOSS	(1,029,383)

Realized and unrealized gain (loss) on Investments, Futures and Foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	9,773,012
Futures transactions	418,165
Foreign currency related transactions	(18,530)
Net change in unrealized gain (loss) on:
Investments	(5,490,559)
Futures	(20,305)
Translation of assets and liabilities denominated in foreign currencies	(14,848)

Net realized and unrealized gain on Investments, Futures and Foreign currency related transactions:	4,646,935

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,617,552

(a)	Foreign taxes withheld on dividends were $74,254.
(b)	Class A, Class B and Class C had Distribution and Service fees of $286,204, $61,667 and $48,884, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $108,757, $11,717, $9,288, $11,878 and $0, respectively.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS JAPANESE EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Period Ended January 31, 1999 (a)

From operations:

Net investment loss	$ (1,029,383)	$ (203,143)	$ (86,973)
Net realized gain from investment, futures and foreign currency related transactions	10,172,647	4,330,190	140,585
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(5,525,712)	12,242,725	1,941,680

Net increase in net assets resulting from operations	3,617,552	16,369,772	1,995,292

Distributions to shareholders:

In excess of net investment income
Class A Shares	(473,037)	(1,121)	—
Class B Shares	(63,355)	—	—
Class C Shares	(65,248)	(715)	—
Institutional Shares	(411,232)	(1,768)	(6,204)
Service Shares	(23)	—	—
From net realized gain on investment, futures and foreign currency transactions
Class A Shares	(3,934,010)	—	—
Class B Shares	(595,331)	—	—
Class C Shares	(521,995)	—	—
Institutional Shares	(2,840,673)	—	—
Service Shares	(259)	—	—

Total distributions to shareholders	(8,905,163)	(3,604)	(6,204)

From share transactions:

Proceeds from sales of shares	103,614,398	29,653,297	23,719,687
Reinvestment of dividends and distributions	8,358,222	3,181	—
Cost of shares repurchased	(63,935,353)	(2,751,373)	(4,186,512)

Net increase in net assets resulting from share transactions	48,037,267	26,905,105	19,533,175

TOTAL INCREASE	42,749,656	43,271,273	21,522,263

Net assets:

Beginning of period	64,793,536	21,522,263	—

End of period	$107,543,192	$64,793,536	$21,522,263

Accumulated net investment income (loss)	$ (1,052,384)	$ 270,409	$ (34,385)

(a)	Commencement date of operations was May 1, 1998 for all share classes.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Japanese Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund include the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing system. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on the valuation date or, if no sale occurs the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $95,541,798. Accordingly, the gross unrealized gain on investments was $10,179,863 and the gross unrealized loss on investments was $2,192,686 resulting in a net unrealized gain of $7,987,177.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or prorata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

GOLDMAN SACHS JAPANESE EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman Sachs & Co. (“Goldman Sachs”) serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, Service Share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.11% (0.01% prior to May 1, 2000) of the average daily net assets of the Fund. For the year ended August 31, 2000, Goldman Sachs reimbursed approximately $353,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, custody fees were reduced by approximately $3,000.

        The Trust, on behalf of the Fund, had adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $497,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agent services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS JAPANESE EQUITY FUND

3. AGREEMENTS (continued)

The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $88,000, $37,000 and $13,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $95,360,487 and $54,626,277, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $8,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At August 31, 2000, the Fund had the following outstanding forward foreign currency exchange contracts:

Unrealized
Open Forward Foreign Currency Purchase Contracts	Value on Settlement Date	Current Value	Gain	Loss

Japanese Yen
expiring 10/20/2000	$ 16,801	$ 17,180	$ 379	$—

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$ 16,801	$ 17,180	$ 379	$—

Closed but Unsettled	Purchase	Sale	Realized
Forward Foreign Currency Contracts	Value	Value	Gain	Loss

Japanese Yen
expiring 10/20/2000	$1,456,199	$1,473,000	$16,801	$—

TOTAL CLOSED BUT UNSETTLED FORWARD FOREIGN CURRENCY CONTRACTS	$1,456,199	$1,473,000	$16,801	$—

GOLDMAN SACHS JAPANESE EQUITY FUND
Notes to Financial Statements (continued)
August 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2000, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency proposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

GOLDMAN SACHS JAPANESE EQUITY FUND

6. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $716,455 from accumulated net realized gain from investment and foreign currency related transactions to accumulated net investment loss and $3,030 from paid-in capital to accumulated undistributed net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications results primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

7. OTHER MATTERS

As of August 31, 2000, the Goldman Sachs Group was the beneficial owner of approximately 12% of the outstanding shares of the Fund.

8. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the fiscal years ended August 31, 1999 and January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS JAPANESE EQUITY FUND

Notes to Financial Statements (continued)
August 31, 2000

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Period Ended January 31, 1999(a)
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,738,629	$79,542,711	1,490,616	$19,567,798	974,018	$ 9,912,925
Reinvestment of dividends and distributions	251,265	4,158,443	61	921	—	—
Shares repurchased	(2,677,761)	(44,672,392)	(138,512)	(1,823,081)	(215,073)	(2,211,327)

	2,312,133	39,028,762	1,352,165	17,745,638	758,945	7,701,598

Class B Shares
Shares sold	256,898	4,363,660	156,293	2,037,345	143,378	1,452,502
Reinvestment of dividends and distributions	37,057	608,848	—	—	—	—
Shares repurchased	(185,312)	(3,068,196)	(24,231)	(344,034)	(14,005)	(144,559)

	108,643	1,904,312	132,062	1,693,311	129,373	1,307,943

Class C Shares
Shares sold	184,775	3,116,549	209,165	2,748,964	197,598	2,047,960
Reinvestment of dividends and distributions	32,401	532,028	44	665	—	—
Shares repurchased	(166,325)	(2,745,926)	(13,133)	(201,949)	(171,880)	(1,830,626)

	50,851	902,651	196,076	2,547,680	25,718	217,334

Institutional Shares
Shares sold	984,742	16,591,478	384,318	5,299,190	1,028,740	10,304,702
Reinvestment of dividends and distributions	183,481	3,058,621	104	1,595	—	—
Shares repurchased	(816,713)	(13,448,640)	(24,763)	(382,309)	—	—

	351,510	6,201,459	359,659	4,918,476	1,028,740	10,304,702

Service Shares
Shares sold	—	—	—	—	161	1,598
Reinvestment of dividends and distributions	17	282	—	—	—	—
Shares repurchased	(11)	(199)	—	—	—	—

	6	83	—	—	161	1,598

NET INCREASE	2,823,143	$48,037,267	2,039,962	$26,905,105	1,942,937	$19,533,175

(a)	Commencement date of operations was May 1, 1998 for all share classes.

GOLDMAN SACHS JAPANESE EQUITY FUND

Goldman Sachs Japanese Fund — Tax Information (unaudited)

        Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $3,591,461 as capital gain dividends paid during its year ended August 31, 2000. For the distribution paid during the year ended August 31, 2000, the total amount of income received by the Japanese Equity Fund from sources within foreign countries and possessions of the United States was $0.0270 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0044 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

GOLDMAN SACHS JAPANESE EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gains	Total income from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$16.24	$(0.20	) (c)	$1.67	$1.47	$ —	$(0.21)	$(1.73)	$(1.94)
2000 - Class B Shares	16.14	(0.28	) (c)	1.68	1.40	—	(0.18)	(1.73)	(1.91)
2000 - Class C Shares	16.16	(0.28	) (c)	1.64	1.36	—	(0.21)	(1.73)	(1.94)
2000 - Institutional Shares	16.36	(0.09	) (c)	1.67	1.58	—	(0.25)	(1.73)	(1.98)
2000 - Service Shares	16.22	(0.16	) (c)	1.65	1.49	—	(0.15)	(1.73)	(1.88)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	11.06	(0.06)		5.24	5.18	—	—	—	—
1999 - Class B Shares	11.03	(0.09)		5.20	5.11	—	—	—	—
1999 - Class C Shares	11.04	(0.08)		5.20	5.12	—	—	—	—
1999 - Institutional Shares	11.10	(0.03)		5.29	5.26	—	—	—	—
1999 - Service Shares	11.04	(0.06)		5.24	5.18	—	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)		1.12	1.06	—	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)		1.11	1.03	—	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)		1.13	1.04	—	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)		1.13	1.11	(0.01)	—	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)		1.09	1.04	—	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (b)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$15.77	8.47%	$69,741	1.74%		(1.20)%		2.10%		(1.56)%		60.76%
15.63	8.12	5,783	2.24		(1.67)		2.60		(2.03)		60.76
15.58	7.82	4,248	2.24		(1.66)		2.60		(2.02)		60.76
15.96	9.14	27,768	1.09		(0.53)		1.45		(0.89)		60.76
15.83	8.65	3	1.59		(0.94)		1.95		(1.30)		60.76

16.24	46.84	34,279	1.70	(b)	(1.17	) (b)	2.62	(b)	(2.09	) (b)	44.83
16.14	46.33	4,219	2.20	(b)	(1.57	) (b)	3.12	(b)	(2.49	) (b)	44.83
16.16	46.41	3,584	2.20	(b)	(1.81	) (b)	3.12	(b)	(2.73	) (b)	44.83
16.36	47.40	22,709	1.05	(b)	(0.37	) (b)	1.97	(b)	(1.29	) (b)	44.83
16.22	46.92	3	1.55	(b)	(0.74	) (b)	2.47	(b)	(1.66	) (b)	44.83

11.06	10.60	8,391	1.64	(b)	(1.20	) (b)	4.18	(b)	(3.74	) (b)	53.29
11.03	10.30	1,427	2.15	(b)	(1.76	) (b)	4.69	(b)	(4.30	) (b)	53.29
11.04	10.40	284	2.15	(b)	(1.69	) (b)	4.69	(b)	(4.23	) (b)	53.29
11.10	11.06	11,418	1.03	(b)	(0.36	) (b)	3.57	(b)	(2.90	) (b)	53.29
11.04	10.43	2	1.53	(b)	(0.68	) (b)	4.07	(b)	(3.22	) (b)	53.29

GOLDMAN SACHS JAPANESE EQUITY FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of Goldman Sachs Trust — Japanese Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Japanese Equity Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Fund for the periods ended August 31, 1999 and January 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Japanese Equity Fund

An Investment Idea for the Long Term

History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

Goldman Sachs Japanese Equity Fund provides investors access to the benefits associated with international market diversification. The Fund seeks long-term capital appreciation through equity securities of Japanese companies.

Target Your Needs

The Goldman Sachs Japanese Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Japanese Equity Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES

Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund's investment in Japanese securities will be particularly subject to the risks of adverse social, political and economic events which occur in Japan or affect Japanese markets.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383

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